Exhibit 10.55

Independent Director Appointment Agreement

This Independent Director Appointment Agreement (“Agreement”), is effective as of March 1, 2014 (the “Effective Date”), by and between Lilis Energy, Inc. a Nevada corporation (the “Company”) and Robert A. Bell (“Director”).

WHEREAS, the Company wishes to retain Director's services as an independent director of the Company (pursuant to the standards of independence established by the Company's Corporate Governance Guidelines on Director Independence) (an "Independent Director") under the terms set forth herein; and

WHEREAS, the Director wishes to perform the services of an Independent Director of the Company.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below, the parties agree as follows:

1.             Appointment:  The Company has appointed Director as a director on the board of directors (the “Board”) of the Company, and Director has accepted such position, on the terms and conditions set forth below.  Director’s authority shall be consistent with that normally associated with and appropriate for such a position.

2.             Start Date:  Director’s appointment to the Board was on February 13, 2014 (the "Appointment Date").

3.             Compensation and Expenses:

(a)            Stock Compensation:

(i) Initial Grant.  On March 1, 2014, the Company issued to Director 50,000 shares (the “Initial Grant”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), which Common Stock shall vest, subject to acceleration as provided below, in the following increments on the specified dates, so long as Director is a director on such date:

(A) 16,666 shares shall vest on February 13, 2015;

(B) 16,667 shares shall vest on February 13, 2016; and

(C) 16,667 shares shall vest on February 13, 2017.

(ii) Annual Grants.  On each annual anniversary of the Appointment Date, so long as Director is a director on such date, the Company shall issue to Director a number of shares of Common Stock equal to $40,000 divided by the most recent per share closing price of the Common Stock on the national securities exchange on which the Common Stock is traded prior to the date of each annual grant, or if the Company is not listed on a national exchange, the fair market value of the Common Stock as determined by the Board in good faith on such date, which Common Stock shall be fully vested upon issuance.

(iii) Acceleration of Vesting.  Notwithstanding any provision to the contrary, the Initial Grant and any other grants of Common Stock to Director not then vested shall vest upon the earlier to occur of a Change in Control (as defined below) of the Company (provided Director is a director immediately prior to the Change in Control).

For purposes of this Agreement, “Change in Control” shall mean the occurrence, subsequent to the Effective Date, of any of the following: (A) by a transaction or series of transactions, any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 30% of the combined voting power of the Company’s then outstanding securities (provided such person or group was not a beneficial owner of more than 30% of the combined voting power of the Company’s then outstanding securities as of the Effective Date); (B) as a result of any merger, consolidation, combination or sale or issuance of securities of the Company, or as a result of or in connection with a contested election of directors, the persons who were directors of the Company as of the Effective Date cease to constitute a majority of the Board; (C) by a transaction or series of transactions, the authority of the Board over any activities of the Company becomes subject to the consent, agreement or cooperation of a third party other than shareholders of the Company.

(b)           Cash Compensation:  On a quarterly basis beginning at the end of the first full quarter following the Appointment Date, the Company shall pay to Director $10,000 in cash compensation as director’s fees.

4.            Scope of Responsibilities.  As an Independent Director, subject to the terms of the immediately following paragraph, Director shall be responsible for contributing to the development and implementation of the Company’s strategic plan, locating and reviewing prospective acquisition targets, overseeing the development plan of acquired properties, and providing input on the Company’s development plan.  Director shall provide those services required of a director under the Company’s articles of incorporation and bylaws, as both may be amended from time to time, and under the Nevada Revised Statutes, the federal securities laws and other state and federal laws and regulations, as applicable; provided, however, in the event of a conflict or inconsistency between this Agreement and any governing document of the Company, the governing document of the Company shall control.  In performing such activities, Director will devote only such time as he in his sole discretion deems necessary and appropriate.

Director for his own account and in collaboration with others is engaged in and will continue to be engaged in oil and gas exploration, development and production outside of the Company’s business.  The Company expressly acknowledges and agrees that if Director becomes aware of a business opportunity, he shall have no affirmative duty to present or make such opportunity available to the Company.  Furthermore, in the event Director pursues an opportunity for his own account or in collaboration with others, the Company shall not be entitled to any interest in or profits from such property or otherwise claim any right or damages resulting from Director’s pursuit of such opportunity.

The relationship between the parties shall be that of independent contracting parties. The Board and the Company expressly acknowledge and agree that neither shall have the right to direct Director with respect to the means or manner in which he fulfills his obligations and responsibilities under this Agreement. The Board and the Company are solely interested in the results obtained by Director in connection with his performance of services required hereunder.  Except as specifically provided in this Agreement, the Company hereby waives any conflict or potential conflict resulting from Director’s activities conducted apart from the business of the Company.

5.            Representations and Warranties.  The Company represents and warrants to Director that this Agreement has been duly authorized, executed and delivered by the Company and, upon execution by Director, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

6.             Indemnity.  The Company agrees that if Director is made a party to or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that Director is or was a trustee, director or officer of the Company or any predecessor or successor to the Company or any of their affiliates or is or was serving at the request of the Company, any predecessor or successor to the Company or any of their affiliates as a trustee, director, officer, member, employee or agent of another corporation or a partnership, joint venture, limited liability company, trust or other enterprise, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding alleges action in an official capacity as a trustee, director, officer, member, employee or agent while serving as a trustee, director, officer, member, employee or agent, Director shall be indemnified and held harmless by the Company to the fullest extent authorized by Nevada law, as the same exists or may hereafter be amended, against all Costs (as defined below) incurred or suffered by Director in connection therewith, and such indemnification shall be deemed to have commenced as of the Appointment Date and shall continue as to Director even if he has ceased to be an officer, director, trustee or agent, or is no longer employed by the Company and shall inure to the benefit of his heirs, executors and administrators.  The foregoing indemnity is contractual and will survive any adverse amendment to or repeal of the bylaws or any other governing document of the Company.

(a)           Costs.  For purposes of this Section 6, the term “Costs” shall include, without limitation unless deemed for cause, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements, and costs, attorneys’ fees, accountants’ fees, and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

(b)           Enforcement.  If a claim or request under this Section 6 is not paid by the Company or on its behalf, within thirty (30) days after a written claim or request has been received by the Company, Director may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, Director be entitled to be paid also the expenses of prosecuting such suit. All obligations for indemnification hereunder shall be subject to, and paid in accordance with, applicable Nevada law.

(c)            Payment of Costs.  Costs incurred by Director in connection with any Proceeding shall be paid by the Company within thirty (30) days' notice of Director’s request for such payment, provided that Director has delivered to the Company written notification of (i) his agreement to reimburse the Company for Costs with respect to which Director is not eligible for payment or reimbursement, and (ii) a statement of his good faith belief that he has satisfied the standard of conduct necessary for indemnification under this Section 6.

(d)            Insurance.  The Company will maintain a Director’s and Officer’s Insurance Policy naming Director as a covered party in amount deemed mutually sufficient to the Company and Director.

7.            Survival of Certain Provisions.  The representations, warranties and covenants and indemnity provisions contained in Sections 5 and 6 of this Agreement and the Company’s obligation to pay or issue to Director, or to cause Director to vest in, any compensation or compensatory awards earned pursuant hereto shall remain operative and in full force and effect regardless of any completion or termination of this Agreement and shall be binding upon, and shall inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the indemnified parties and any such person.

8.            Notices.  Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) if to the Company, at its offices at 1900 Grant Street, Suite 720, Denver Colorado 80203, attention Chief Executive Officer, with a copy to Ronald R. Levine, II, Esq., at his office at Davis Graham and Stubbs, LLP, 1550 17th Street, Suite 500, Denver, CO  80202.

9.            Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

10.         Third Party Beneficiaries.  This Agreement has been and is made solely for the benefit of the Parties hereto, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

11.         Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

12.         Legal Fees.  If any arbitration or litigation shall rise between the Company and Director regarding any provision of this Agreement, the Company shall reimburse Director for all legal fees and expenses incurred by him in connection with such contest or dispute unless an unlawful act has preceded, but only if Director substantially prevails in such action. Such reimbursement shall be made as soon as practicable following the resolution of such contest or dispute (whether or not appealed) to the extent the Company receives reasonable written evidence of such fees and expenses.

13.          Reimbursement of Expenses.  Director shall be reimbursed by the Company for all ordinary and necessary expenses incurred by Director in the performance of his duties or otherwise in furtherance of the business of the Company, as well as any expenses specified in this Agreement, in accordance with the policies of the Company in effect from time to time.  No reimbursement will be made later than the close of the calendar year following the calendar year in which the expense was incurred.  Expenses eligible for payment or reimbursement in any one taxable year shall not affect the amount of expenses eligible for payment or reimbursement in any other taxable year, and the right to expense payment or reimbursement shall not be subject to liquidation or exchange for any other benefit.

14.          Modification; Entire Agreement.  No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing signed by Director and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The respective rights and obligations of the parties hereunder of this Agreement shall survive the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations. Except or otherwise provided in Section 8 herein, the validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado without regard to its conflicts of law principles.

15.          Choice of Law, Jurisdiction and Venue.  This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado, without regard to Colorado’s choice of law rules.  Any and all actions, suits, or judicial proceedings upon any claim arising from or relating to this Agreement, subject to Section 8 herein, shall be instituted and maintained in the State of Colorado. If it is judicially determined that either party may file an action, suit or judicial proceeding in federal court, such action, suit or judicial proceeding shall be in the Federal District Court for the District of Colorado.

The parties’ authorized representatives have executed this Agreement as of the date above.

Robert A. Bell	Lilis Energy, Inc.

By:
W. Phillip Marcum, Chief Executive Officer

Independent Director Appointment Agreement

This Independent Director Appointment Agreement (“Agreement”), is effective as of March 1, 2014 (the “Effective Date”), by and between Lilis Energy, Inc. a Nevada corporation (the “Company”) and Nuno Brandolini (“Director”).

WHEREAS, the Company wishes to retain Director's services as an independent director of the Company (pursuant to the standards of independence established by the Company's Corporate Governance Guidelines on Director Independence) (an "Independent Director") under the terms set forth herein; and

WHEREAS, the Director wishes to perform the services of an Independent Director of the Company.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below, the parties agree as follows:

16.           Appointment:  The Company has appointed Director as a director on the board of directors (the “Board”) of the Company, and Director has accepted such position, on the terms and conditions set forth below.  Director’s authority shall be consistent with that normally associated with and appropriate for such a position.

17.           Start Date:  Director’s appointment to the Board was on February 13, 2014 (the "Appointment Date").

18.           Compensation and Expenses:

(a)           Stock Compensation:

(i) Initial Grant.  On March 1, 2014, the Company issued to Director 50,000 shares (the “Initial Grant”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), which Common Stock shall vest, subject to acceleration as provided below, in the following increments on the specified dates, so long as Director is a director on such date:

(A) 16,666 shares shall vest on February 13, 2015;

(B) 16,667 shares shall vest on February 13, 2016; and

(C) 16,667 shares shall vest on February 13, 2017.

(ii) Annual Grants.  On each annual anniversary of the Appointment Date, so long as Director is a director on such date, the Company shall issue to Director a number of shares of Common Stock equal to $40,000 divided by the most recent per share closing price of the Common Stock on the national securities exchange on which the Common Stock is traded prior to the date of each annual grant, or if the Company is not listed on a national exchange, the fair market value of the Common Stock as determined by the Board in good faith on such date, which Common Stock shall be fully vested upon issuance.

(iii) Acceleration of Vesting.  Notwithstanding any provision to the contrary, the Initial Grant and any other grants of Common Stock to Director not then vested shall vest upon the earlier to occur of a Change in Control (as defined below) of the Company (provided Director is a director immediately prior to the Change in Control).

For purposes of this Agreement, “Change in Control” shall mean the occurrence, subsequent to the Effective Date, of any of the following: (A) by a transaction or series of transactions, any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 30% of the combined voting power of the Company’s then outstanding securities (provided such person or group was not a beneficial owner of more than 30% of the combined voting power of the Company’s then outstanding securities as of the Effective Date); (B) as a result of any merger, consolidation, combination or sale or issuance of securities of the Company, or as a result of or in connection with a contested election of directors, the persons who were directors of the Company as of the Effective Date cease to constitute a majority of the Board; (C) by a transaction or series of transactions, the authority of the Board over any activities of the Company becomes subject to the consent, agreement or cooperation of a third party other than shareholders of the Company.

(b)               Cash Compensation:  On a quarterly basis beginning at the end of the first full quarter following the Appointment Date, the Company shall pay to Director $10,000 in cash compensation as director’s fees.

19.          Scope of Responsibilities.  As an Independent Director, subject to the terms of the immediately following paragraph, Director shall be responsible for contributing to the development and implementation of the Company’s strategic plan, locating and reviewing prospective acquisition targets, overseeing the development plan of acquired properties, and providing input on the Company’s development plan.  Director shall provide those services required of a director under the Company’s articles of incorporation and bylaws, as both may be amended from time to time, and under the Nevada Revised Statutes, the federal securities laws and other state and federal laws and regulations, as applicable; provided, however, in the event of a conflict or inconsistency between this Agreement and any governing document of the Company, the governing document of the Company shall control.  In performing such activities, Director will devote only such time as he in his sole discretion deems necessary and appropriate.

Director for his own account and in collaboration with others is engaged in and will continue to be engaged in oil and gas exploration, development and production outside of the Company’s business.  The Company expressly acknowledges and agrees that if Director becomes aware of a business opportunity, he shall have no affirmative duty to present or make such opportunity available to the Company.  Furthermore, in the event Director pursues an opportunity for his own account or in collaboration with others, the Company shall not be entitled to any interest in or profits from such property or otherwise claim any right or damages resulting from Director’s pursuit of such opportunity.

The relationship between the parties shall be that of independent contracting parties. The Board and the Company expressly acknowledge and agree that neither shall have the right to direct Director with respect to the means or manner in which he fulfills his obligations and responsibilities under this Agreement. The Board and the Company are solely interested in the results obtained by Director in connection with his performance of services required hereunder.  Except as specifically provided in this Agreement, the Company hereby waives any conflict or potential conflict resulting from Director’s activities conducted apart from the business of the Company.

20.   Representations and Warranties.  The Company represents and warrants to Director that this Agreement has been duly authorized, executed and delivered by the Company and, upon execution by Director, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

21.   Indemnity.  The Company agrees that if Director is made a party to or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that Director is or was a trustee, director or officer of the Company or any predecessor or successor to the Company or any of their affiliates or is or was serving at the request of the Company, any predecessor or successor to the Company or any of their affiliates as a trustee, director, officer, member, employee or agent of another corporation or a partnership, joint venture, limited liability company, trust or other enterprise, including, without limitation, service with respect to employee benefit plans, whether or not the basis of such Proceeding alleges action in an official capacity as a trustee, director, officer, member, employee or agent while serving as a trustee, director, officer, member, employee or agent, Director shall be indemnified and held harmless by the Company to the fullest extent authorized by Nevada law, as the same exists or may hereafter be amended, against all Costs (as defined below) incurred or suffered by Director in connection therewith, and such indemnification shall be deemed to have commenced as of the Appointment Date and shall continue as to Director even if he has ceased to be an officer, director, trustee or agent, or is no longer employed by the Company and shall inure to the benefit of his heirs, executors and administrators.  The foregoing indemnity is contractual and will survive any adverse amendment to or repeal of the bylaws or any other governing document of the Company.

(a)            Costs.  For purposes of this Section 6, the term “Costs” shall include, without limitation unless deemed for cause, damages, losses, judgments, liabilities, fines, penalties, excise taxes, settlements, and costs, attorneys’ fees, accountants’ fees, and disbursements and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

(b)           Enforcement.  If a claim or request under this Section 6 is not paid by the Company or on its behalf, within thirty (30) days after a written claim or request has been received by the Company, Director may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, Director be entitled to be paid also the expenses of prosecuting such suit. All obligations for indemnification hereunder shall be subject to, and paid in accordance with, applicable Nevada law.

(c)           Payment of Costs.  Costs incurred by Director in connection with any Proceeding shall be paid by the Company within thirty (30) days' notice of Director’s request for such payment, provided that Director has delivered to the Company written notification of (i) his agreement to reimburse the Company for Costs with respect to which Director is not eligible for payment or reimbursement, and (ii) a statement of his good faith belief that he has satisfied the standard of conduct necessary for indemnification under this Section 6.

(d)            Insurance.  The Company will maintain a Director’s and Officer’s Insurance Policy naming Director as a covered party in amount deemed mutually sufficient to the Company and Director.

22.           Survival of Certain Provisions.  The representations, warranties and covenants and indemnity provisions contained in Sections 5 and 6 of this Agreement and the Company’s obligation to pay or issue to Director, or to cause Director to vest in, any compensation or compensatory awards earned pursuant hereto shall remain operative and in full force and effect regardless of any completion or termination of this Agreement and shall be binding upon, and shall inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the indemnified parties and any such person.

23.          Notices.  Notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be mailed or delivered (a) if to the Company, at its offices at 1900 Grant Street, Suite 720, Denver Colorado 80203, attention Chief Executive Officer, with a copy to Ronald R. Levine, II, Esq., at his office at Davis Graham and Stubbs, LLP, 1550 17th Street, Suite 500, Denver, CO  80202.

24.          Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

25.          Third Party Beneficiaries.  This Agreement has been and is made solely for the benefit of the Parties hereto, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

26.          Severability.  Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

27.          Legal Fees.  If any arbitration or litigation shall rise between the Company and Director regarding any provision of this Agreement, the Company shall reimburse Director for all legal fees and expenses incurred by him in connection with such contest or dispute unless an unlawful act has preceded, but only if Director substantially prevails in such action. Such reimbursement shall be made as soon as practicable following the resolution of such contest or dispute (whether or not appealed) to the extent the Company receives reasonable written evidence of such fees and expenses.

28.          Reimbursement of Expenses.  Director shall be reimbursed by the Company for all ordinary and necessary expenses incurred by Director in the performance of his duties or otherwise in furtherance of the business of the Company, as well as any expenses specified in this Agreement, in accordance with the policies of the Company in effect from time to time.  No reimbursement will be made later than the close of the calendar year following the calendar year in which the expense was incurred.  Expenses eligible for payment or reimbursement in any one taxable year shall not affect the amount of expenses eligible for payment or reimbursement in any other taxable year, and the right to expense payment or reimbursement shall not be subject to liquidation or exchange for any other benefit.

29.          Modification; Entire Agreement.  No provisions of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing signed by Director and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The respective rights and obligations of the parties hereunder of this Agreement shall survive the termination of this Agreement to the extent necessary for the intended preservation of such rights and obligations. Except or otherwise provided in Section 8 herein, the validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado without regard to its conflicts of law principles.

30.          Choice of Law, Jurisdiction and Venue.  This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Colorado, without regard to Colorado’s choice of law rules.  Any and all actions, suits, or judicial proceedings upon any claim arising from or relating to this Agreement, subject to Section 8 herein, shall be instituted and maintained in the State of Colorado. If it is judicially determined that either party may file an action, suit or judicial proceeding in federal court, such action, suit or judicial proceeding shall be in the Federal District Court for the District of Colorado.

The parties’ authorized representatives have executed this Agreement as of the date above.

Nuno Brandolini	Lilis Energy, Inc.

By:
W. Phillip Marcum, Chief Executive Officer